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                                                                  EXHIBIT 10(t)



                                FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT



         This First Amendment to Employment Agreement dated as of September 27, 1995 (this "First Amendment"), between Tesoro Petroleum Corporation, a Delaware corporation (the "Company"), and William T. Van Kleef ("Employee"), amends the Employment Agreement dated December 14, 1994 (the "Original Agreement"), between the Company and Employee.

         The Company and Employee desire and agree to amend the Original Agreement as follows:

         1. Section 1 of the Original Agreement is hereby amended by replacing the words "Vice President, Treasurer" with the words "Senior Vice President and Chief Financial Officer."

         2. Section 2 of the Original Agreement is hereby amended by replacing the number "$150,000" with the number "$215,000."

         Except as expressly modified hereby, the Original Agreement shall remain in full force and effect.

         In witness whereof, the parties have executed this First Amendment as of the day and year first above written.


                          Company:     Tesoro Petroleum Corporation



                                        By /S/ Bruce A. Smith
                                          ----------------------------------
                                        Bruce A. Smith
                                        Chief Operating Officer



                          Employee:        /S/ William T. Van Kleef
                                        ------------------------------------
                                        William T. Van Kleef